                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported)           December 5, 1996.
                                                   ----------------------------


Commission File Number 1-1000

                               SPARTON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Ohio                                                  38-1054690
-------------------------------                             ----------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

2400 East Ganson Street, Jackson, Michigan                         49202
------------------------------------------                        -------
 (Address of principal executive offices)                        (Zip Code)



                                  517-787-8600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2 - Acquisition or Disposition of Assets
---------------------------------------------

Effective December 5, 1996 ( the Closing date ), Sparton Corporation ( Sparton ) sold all of its shares of two of its automotive operating subsidiaries and substantially all of the net assets of a third automotive subsidiary (collectively referred to herein as "the Subsidiaries") to Dura Automotive Systems, Inc., a Delaware Corporation ( Dura ), under a Stock and Asset Purchase Agreement ( Agreement ) dated October 3, 1996. Dura is a publicly traded corporation whose headquarters is in Minneapolis, Minnesota. The two subsidiaries whose stock was sold are Sparton Engineered Products, Inc., KPI Group, a Michigan corporation and Sparton Engineered Products, Inc., KPI Group, an Indiana corporation. Substantially all of the net assets of Sparton Engineered Products, Inc., Lake Odessa Group, a Michigan corporation, were sold to Dura. Collectively, the Subsidiaries comprise approximately 80% of the automotive operations of Sparton. This sale does not include the stock or assets of Sparton Engineered Products, Inc., Flora Group ( Flora ), the remaining automotive subsidiary , which will be held by Sparton as a discontinued operation until its disposition. Flora is being actively offered for sale at the present time, but Sparton has no binding commitments or other agreements relating to the sale of this subsidiary.

Under the terms of the Agreement and subject to certain adjustments, Sparton sold the stock and net assets of the Subsidiaries for $80,500,000 in cash at the Closing date. The ultimate purchase price was determined based on the highest bid received pursuant to a confidential offering document. The specific terms and conditions of the sale are set forth in the Agreement, a copy of which is filed as an exhibit to this Report.

Sparton used a portion of the Subsidiaries' sale proceeds to eliminate short-term bank borrowings and intends to use the remaining proceeds to provide working capital for its expanding electronic contract manufacturing business.

Item 7 - Financial Statements and Exhibits
------------------------------------------

(a)      Financial Statements of Business Acquired
             Not applicable

(b)      Proforma Financial Information

The following unaudited proforma consolidated condensed financial statements are filed with this report:

                                                                                      Page
                                                                                      ----
Proforma Consolidated Condensed Balance Sheet as of September 30, 1996                   4

Proforma Consolidated Condensed Statements of Operations:
         Fiscal Year Ended June 30, 1996                                                 5
         Three Months Ended September 30, 1996                                           5

Notes to Proforma Financial Information                                                6-7


The Proforma Consolidated Condensed Balance Sheet and Notes as of September 30, 1996 reflect the financial position of Sparton after giving effect to the disposition of the stock and net assets of the three subsidiaries discussed in
Item 2 and assumes the disposition took place on September 30, 1996. The Proforma Consolidated Condensed Statements of Operations and Notes for the fiscal year ended June 30, 1996 and for the three months ended September 30, 1996 assumes that the disposition occurred on July 1, 1995, and are based on the operations of Sparton for the fiscal year ended June 30, 1996 and for the three months ended September 30, 1996.

The unaudited proforma consolidated condensed financial statements have been prepared by Sparton based upon assumptions deemed proper by it. The unaudited proforma consolidated condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Sparton, or of the financial position or results of operations of Sparton that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The unaudited proforma financial information should be read in conjunction with Sparton's historical consolidated financial statements and notes thereto contained in the 1996 Annual Report on Form 10-K as of June 30, 1996 and the Quarterly Report on Form 10-Q as of September 30, 1996.




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

(c) Exhibits

   (2) Stock and Asset Purchase Agreement among Sparton Corporation, as shareholder of its KPI Group of Subsidiaries, Sparton Engineered Products, Inc.-Lake Odessa Group, and Dura Automotive Systems, Inc., dated October 3, 1996, was filed with the Notice of Annual Meeting of Shareholders and Proxy Statement on November 1, 1996 and is incorporated herein by reference.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SPARTON CORPORATION
                              -------------------
                              Registrant

Date:   December 20, 1996     /s/ John J. Smith
        -----------------     ---------------------------------------------
                              John J. Smith, Chairman of the Board & Chief
                              Executive Officer

Date:   December 20, 1996     /s/ Richard Langley
        -----------------     ---------------------------------------------
                              Richard Langley, Vice President - Treasurer &
                              Principal Financial Officer




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



                      SPARTON CORPORATION AND SUBSIDIARIES:
          Proforma Consolidated Condensed Balance Sheet (Unaudited) (A)
                               September 30, 1996

                                                                               Proforma
                                                          Historical          Adjustments                  Proforma
                                                         ------------         ------------               ------------
                       ASSETS
Current assets:
   Cash                                                  $  1,038,800         $ 78,603,435  (B)          $  1,038,800
                                                                               (31,472,726) (C)
                                                                               (47,130,709) (C)
   Short-term investments                                                       47,130,709  (C)            46,455,109
                                                                                  (675,600) (C)
   Income taxes recoverable                                   403,520                                         403,520
   Accounts receivable                                     18,614,968                                      18,614,968
   Inventories                                             33,613,650                                      33,613,650
   Prepaid expenses                                         2,820,589                                       2,820,589
   Current assets of discontinued operations               29,368,197          (20,793,961) (B)             8,919,201
                                                                                   344,965  (B)
                                                         ------------         ------------               ------------
     Total current assets                                  85,859,724           26,006,113                111,865,837

Other assets                                                3,946,108                                       3,946,108
Property, plant and equipment-net                          10,188,639                                      10,188,639

Noncurrent assets, principally property plant and
   equipment, of discontinued operations-net               12,358,175           (7,939,988) (B)             5,093,787
                                                                                   675,600  (C)
                                                         ------------         ------------               ------------

     Total assets                                        $112,352,646         $ 18,741,725               $131,094,371
                                                         ============         ============               ============

        LIABILITIES AND SHAREOWNERS' EQUITY

Current liabilities:
   Notes payable                                       $   31,472,726         ($31,472,726) (C)          $   ---
   Accounts payable                                        12,255,012                                      12,255,012
   Income taxes                                               206,826           20,426,000  (B)(D)         20,632,826
   Accrued liabilities                                      5,276,916                                       5,276,916
   Current liabilities of discontinued operations           7,577,055           (5,739,929) (B)             2,587,126
                                                                                   750,000  (B)
                                                         ------------         ------------               ------------
     Total current liabilities                             56,788,535          (16,036,655)                40,751,880

Non current liabilities                                     4,195,562                                       4,195,562
Non current liabilities-discontinued operations               209,632                                         209,632
Shareowners' equity:
   Common stock- $1.25 par value;
     8,500,000 shares authorized,
     7,811,370, shares outstanding after deducting
     123,342 shares in Treasury                             9,764,213                                       9,764,213
   Capital in excess of par value                             403,067                                         403,067
   Retained earnings                                       40,991,637           34,778,380  (B)            75,770,017
                                                         ------------         ------------               ------------
   Total shareowners' equity                               51,158,917           34,778,380                 85,937,297
                                                         ============         ============               ============

Total liabilities and shareowners' equity                $112,352,646         $ 18,741,725               $131,094,371
                                                         ============         ============               ============



See accompanying notes to proforma financial information.



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




                     SPARTON CORPORATION AND SUBSIDIARIES:
   Proforma Consolidated Condensed Statements of Operations (Unaudited) (A)

For the Fiscal Year Ended June 30, 1996
                                                                                 Proforma
                                                         Historical             Adjustments               Proforma
                                                        -------------           -----------               ------------
Net sales                                               $ 102,824,946                                    $102,824,946
Costs and expenses                                        104,926,455                                     104,926,455
                                                        -------------                                    ------------
                                                           (2,101,509)                                     (2,101,509)
Other income ( expenses):
   Interest                                                (1,202,143)          $1,202,143  (E)                  ---
   Other - net                                                (16,142)               ---    (F)               (16,142)
                                                        -------------           ----------               ------------

Income ( loss ) from continuing operations
   before income taxes                                     (3,319,794)           1,202,143                 (2,117,651)
Provision ( credit ) for income taxes                        (509,000)             445,000  (D)               (64,000)
                                                        -------------           ----------               ------------
Income ( loss ) from continuing operations                ($2,810,794)          $  757,143                ($2,053,651)
                                                        =============           ==========                ===========
Income ( loss ) per share of common stock -
    continuing operations                               $        (.36)                                   $      (.26)
                                                        =============                                    ===========

Weighted average common shares outstanding                  7,811,370                                       7,811,370
                                                        =============                                    ===========

For the Three-Month Period Ended September 30, 1996
                                                                               Proforma
                                                        Historical            Adjustments                   Proforma
                                                      --------------        --------------               --------------
Net sales                                               $33,280,285                                      $ 33,280,285
Costs and expenses                                       33,315,983                                        33,315,983
                                                        -----------                                      ------------
                                                            (35,698)                                          (35,698)
Other income ( expense):
   Interest                                                (407,662)         $    407,662 (E)                  ---
   Other - net                                               64,118                ---    (F)                  64,118
                                                        -----------          ------------                ------------
Income ( loss ) from continuing operations
   before income taxes                                     (379,242)              407,662                      28,420
Provision ( credit ) for income taxes                      (137,000)              151,000 (D)                  14,000
                                                        -----------          ------------                ------------
Income ( loss ) from continuing operations                ($242,242)            ($256,662)                $    14,420
                                                        ===========          ============                 ============

Income ( loss ) per share of common stock -
   continuing operations                                $      (.03)                                      $     ---
                                                        ===========                                       ============
Weighted average common shares outstanding                7,811,370                                         7,811,370
                                                        ===========                                       ============


See accompanying notes to proforma financial information.

                      SPARTON CORPORATION AND SUBSIDIARIES
                     Notes to Proforma Financial Information

(A) The Proforma Consolidated Condensed Statements of Operations for the fiscal year ended June 30, 1996 and for the three-month period ended September 30, 1996 present the consolidated results of operations of Sparton Corporation
(Sparton), assuming that the sale of three wholly-owned subsidiaries, Sparton Engineered Products, Inc. - KPI Group, a Michigan corporation, Sparton Engineered Products, Inc.- KPI Group, an Indiana corporation, and Sparton Engineered Products, Inc.- Lake Odessa Group, A Michigan corporation (collectively referred to herein as the "Subsidiaries") had taken place as of July 1, 1995. The statements include all material adjustments necessary to present the historical results to reflect the assumptions. The Subsidiaries had been classified as part of discontinued automotive operations in Sparton's historical statement of operations for the fiscal year ended June 30, 1996 and for the three-month period ended September 30, 1996; accordingly, the Subsidiaries' operating results had already been excluded from results of continuing operations.

The Proforma Consolidated Condensed Balance Sheet as of September 30, 1996 presents Sparton's financial position assuming the sale of the Subsidiaries had taken place at September 30, 1996.

The proforma information is not necessarily indicative of the results of operations or the financial position which may have actually been obtained if the sale transaction had been consummated on the dates indicated. In addition, the proforma financial information does not purport to be indicative of results of operations or financial position which may be obtained in the future. Sparton has prepared these proforma financial statements based upon assumptions deemed appropriate by management. The proforma financial information should be read in conjunction with Sparton's historical consolidated financial statements and notes thereto contained in the 1996 Annual Report on Form 10-K as of June 30, 1996 and the Quarterly Report on Form 10-Q as of September 30, 1996.

(B) The sale of the Subsidiaries was recorded as having taken place on September 30, 1996. Included in this adjustment was the cash selling price less certain purchase price adjustments and related sales commissions and expenses to net $78,603,000 to cash, the net assets sold and the liabilities assumed of the Subsidiaries by the Buyer of $22,994,000, the assets retained of $345,000 and the liabilities assumed of $750,000 of the Subsidiaries by Sparton, estimated income taxes of $20,426,000 from the gain on sale, and the estimated after tax gain on sale of $34,778,000. The Subsidiaries' assets retained by Sparton include various machinery and equipment, the Lake Odessa, Michigan production facility and vacant land in Lake Odessa, Michigan originally purchased for a plant expansion. The Subsidiaries' liabilities assumed by Sparton included provisions for certain contingent trade payables, and accruals related to employee benefits and specific ongoing litigation.

No gain or loss was recorded for the disposition of Sparton Engineered Products, Inc.-Flora Group (Flora), the remaining discontinued automotive operation currently offered for sale and not part of the Subsidiaries' sale transaction. Through September 1996, the entire discontinued automotive operations were expected to be sold in a single transaction to one buyer. With the sale of the Subsidiaries, Flora is now being offered for sale separately. While the Company is actively pursuing the sale of Flora at the present time, information is not presently available to reliably estimate its ultimate selling price. The potential exists that the Company may incur a loss on the sale of Flora.

(C) The cash proceeds from the sale of the Subsidiaries were used to eliminate outstanding borrowings under Sparton's revolving credit facilities with the remaining cash proceeds invested in short-term U.S. Treasury instruments. The cash proceeds were also reduced by $676,000 for the purchase of the Grand Haven and White Cloud, Michigan real estate from Mr. and Mrs. John J. Smith and Lawson K. Smith.

(D) The income tax effects of the proforma adjustments referred to on Notes (A) through (C), and (E) and (F), were recorded assuming an estimated annualized combined Federal and State income tax rate of 37% as substantially all of the proforma adjustments affected U.S. operations only. For the fiscal year ended June 30, 1996, the adjustments resulted in a proforma loss before income taxes from U.S. continuing operations of $386,603 and a proforma loss before income taxes from Canadian continuing operations of $1,731,048. As the Canadian operations are in an income tax loss carryforward position, no income tax benefits were available with respect to the Canadian loss.

(E) Interest expense was eliminated under the assumption that the cash proceeds from the sale of the Subsidiaries were used to eliminate outstanding borrowings under the existing credit facilities.

(F) Interest income from the investments of sales proceeds, after the elimination of outstanding borrowings and the payment of applicable income taxes, was not included in the proforma consolidated condensed statements of operations as such a use of sale proceeds was not considered to be a certainty. Under the assumptions, however, that the remaining sales proceeds were


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

invested in short-term U.S. Treasury instruments at an estimated one-year Treasury yield of 6.0%, approximately $2,678,000 of interest income would have been earned by the Company for the fiscal year ended June 30, 1996 and approximately $390,000 of interest income would have been earned by the Company for the three-month period ended September 30, 1996.


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